Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2006

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly
Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or any of its subsidiaries.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Return on assets (ratio of net income to average total assets) (1)	0.30%	0.68%	0.69%	0.78%	0.74%
Return on equity (ratio of net income to average equity) (1)	1.48	3.34	3.43	3.82	3.58
Net interest rate spread (1)	2.91	2.86	2.84	2.92	2.91
Net interest margin (1)	3.74	3.71	3.62	3.65	3.60
Efficiency ratio	93.01	75.37	73.68	70.29	71.54
Noninterest expense to average total assets (1)	3.82	3.14	2.95	2.87	2.93
Average interest-earning assets to average interest-bearing liabilities	131.53	133.87	132.60	132.66	134.70
Offices	18	18	18	16	16
Employees (full time equivalents)	438	452	468	443	451

SUMMARY INCOME STATEMENT:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Total interest income	$23,867	$24,244	$23,683	$22,292	$21,191
Total interest expense	9,854	9,792	9,363	8,480	7,554

Net interest income before provision	14,013	14,452	14,320	13,812	13,637
Provision (credit) for loan losses	(537)	49	156	196	524

Net interest income	14,550	14,403	14,164	13,616	13,113
Noninterest income	2,533	2,658	2,587	2,731	2,453
Noninterest expense	15,390	12,895	12,457	11,628	11,510

Income before income tax	1,693	4,166	4,294	4,719	4,056
Income tax expense	486	1,371	1,390	1,579	1,137

Net income	$1,207	$2,795	$2,904	$3,140	$2,919

Basic earnings per common share	$0.06	$0.12	$0.13	$0.14	$0.13

Diluted earnings per common share	$0.06	$0.12	$0.13	$0.14	$0.13

NONINTEREST INCOME AND EXPENSE:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Noninterest Income:
Deposit service charges and fees	$1,022	$1,142	$1,117	$917	$986
Other fee income	507	466	482	461	513
Insurance commissions and annuities income	378	363	352	228	242
Gain on sales of loans	61	95	53	37	27
Gain (loss) on sales of investment securities	(43)	89	55	—	—
Gain on disposition of premises and equipment	1	—	1	393	10
Loan servicing fee income	227	230	237	244	249
Amortization and impairment of servicing assets	(121)	(120)	(146)	(61)	18
REO operations	1	(15)	(26)	(5)	—
Other	500	408	462	517	408

Total noninterest income	$2,533	$2,658	$2,587	$2,731	$2,453

Noninterest Expense:
Compensation and benefits	$10,674	$8,241	$7,881	$7,673	$7,398
Office occupancy	1,416	1,530	1,340	1,316	1,377
Advertising	243	396	389	165	216
Data processing	855	873	825	788	814
Supplies, telephone and postage	560	583	450	507	468
Amortization of intangibles	489	496	495	393	405
Other general & administrative	1,153	776	1,077	786	832

Total noninterest expenses	$15,390	$12,895	$12,457	$11,628	$11,510

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
ASSETS:
Cash	$38,286	$34,515	$31,475	$31,059	$34,437
Interest-bearing deposits and short-term investments	29,051	2,964	1,566	11,129	3,589
Securities available for sale, net	117,853	157,396	251,927	245,641	248,238
Loans held for sale	298	605	1,882	86	375
Loans receivable, net	1,329,915	1,312,114	1,280,365	1,261,820	1,231,891
Federal Home Loan Bank stock	15,598	18,911	18,911	25,434	25,434
Premises and equipment	35,005	35,069	35,206	32,182	32,819
Intangible assets	32,227	32,727	33,387	18,720	19,113
Other assets	14,889	15,676	16,911	17,050	18,540

Total assets	$1,613,122	$1,609,977	$1,671,630	$1,643,121	$1,614,436

LIABILITIES AND EQUITY:
Deposits	$1,129,585	$1,106,249	$1,137,664	$1,053,411	$1,067,874
Borrowings	138,148	165,082	175,349	236,251	191,388
Other liabilities	19,374	12,763	23,901	20,331	26,397

Total liabilities	1,287,107	1,284,094	1,336,914	1,309,993	1,285,659
Stockholders’ equity	326,015	325,883	334,716	333,128	328,777

Total liabilities and stockholders’ equity	$1,613,122	$1,609,977	$1,671,630	$1,643,121	$1,614,436

CAPITAL RATIOS:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
BankFinancial Corporation:
Equity to total assets (end of period)	20.21%	20.24%	20.02%	20.27%	20.36%
Tangible equity to tangible total assets (end of period)	18.58	18.59	18.39	19.36	19.41

BankFinancial FSB:
Risk-based total capital ratio	20.09	19.91	19.70	18.56	19.01
Risk-based tier 1 capital ratio	19.26	19.05	18.88	17.77	18.21
Tier 1 leverage ratio	15.05	14.95	14.33	13.83	13.82

Stock repurchases - $ (000’s)	$3,960	$13,330	—	—	—
Stock repurchases - shares	226,600	750,700	—	—	—

COMMON STOCK AND DIVIDENDS:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Stock Prices:
Close	$17.81	$17.49	$17.30	$15.92	$14.68
High	18.50	18.11	17.30	16.41	14.91
Low	17.23	16.31	15.15	14.55	12.99

Cash dividends paid	$0.06	$0.06	$0.06	—	—

DEPOSITS:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Non-interest-bearing demand	$134,097	$130,491	$136,046	$105,251	$117,443
Interest-bearing NOW	274,391	251,938	244,173	224,732	227,893
Money market	260,796	250,767	249,133	244,916	248,871
Savings	114,851	118,898	129,482	121,016	123,260
Certificates of deposit - Retail	323,957	330,794	333,389	303,362	310,371
Certificates of deposit - Wholesale	21,493	23,361	45,441	54,134	40,036

Total certificates of deposit	345,450	354,155	378,830	357,496	350,407

Total deposits	$1,129,585	$1,106,249	$1,137,664	$1,053,411	$1,067,874

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS:
One- to four-family residential real estate	$397,545	$409,288	$402,097	$408,206	$404,196
Multi-family mortgage loans	297,131	292,100	291,005	289,364	280,238
Nonresidential real estate	320,729	307,619	303,901	282,496	275,418
Construction and land loans	85,222	83,526	78,900	85,761	80,705
Commercial loans	89,346	84,947	76,070	69,702	68,988
Commercial leases	139,164	135,019	127,971	128,062	121,898
Consumer loans	3,869	3,989	4,019	2,041	2,022
Other loans (including municipal)	4,959	4,959	4,959	5,159	5,219

Total loans	1,337,965	1,321,447	1,288,922	1,270,791	1,238,684
Loans in process	148	113	934	174	2,180
Net deferred loan origination costs	2,424	2,478	2,478	2,563	2,541
Allowance for loan losses	(10,622)	(11,924)	(11,969)	(11,708)	(11,514)

Loans, net	$1,329,915	$1,312,114	$1,280,365	$1,261,820	$1,231,891

CREDIT QUALITY RATIOS:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Nonperforming Loans and Assets:
Nonperforming loans	$9,226	$8,469	$6,440	$3,192	$5,723
Real estate owned	—	—	30	56	153

Nonperforming assets	$9,226	$8,469	$6,470	$3,248	$5,876

Asset Quality Ratios:
Nonperforming assets to total assets	0.57%	0.53%	0.39%	0.20%	0.36%
Nonperforming loans to total loans	0.69	0.64	0.50	0.25	0.46
Allowance for loan losses to nonperforming loans	115.13	140.80	185.85	366.79	201.19
Allowance for loan losses to total loans	0.79	0.90	0.93	0.92	0.93
Net charge-off ratio (1)	0.23	0.03	0.03	0.00	(0.02)

ALLOWANCE FOR LOAN LOSSES:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Beginning balance	$11,924	$11,969	$11,708	$11,514	$10,931
Allowance of acquired bank	—	—	212	—	—
Provision (credit) for loan losses	(537)	49	156	196	524
Loans charged off	(767)	(96)	(107)	(2)	(29)
Recoveries	2	2	—	—	88

Ending balance	$10,622	$11,924	$11,969	$11,708	$11,514

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Average total assets	$1,611,689	$1,644,304	$1,688,410	$1,618,258	$1,573,867
Average earning assets	1,486,033	1,544,356	1,588,219	1,533,951	1,501,205
Average total loans	1,328,482	1,320,016	1,288,063	1,260,870	1,197,545
Average investment securities	110,033	193,081	268,584	245,510	266,167
Average FHLB stock	18,299	18,911	24,717	25,434	25,311
Average other earning assets	29,219	12,348	6,855	2,137	12,182
Average interest-bearing deposits	980,771	982,859	1,006,818	932,918	931,895
Average total borrowings	149,001	170,804	190,935	223,359	182,613
Average interest-bearing liabilities	1,129,772	1,153,663	1,197,753	1,156,277	1,114,508
Average total stockholders’ equity	326,010	335,015	339,050	328,652	326,549

SELECTED YIELDS AND COST OF	2006				2005
FUNDS (1):	IVQ	IIIQ	IIQ	IQ	IVQ
Average earning assets	6.37%	6.23%	5.98%	5.89%	5.60%
Average total loans	6.52	6.50	6.38	6.30	6.02
Average investment securities	5.43	4.62	4.38	4.12	3.96
Average FHLB stock	3.21	3.99	3.15	3.06	3.71
Average other earning assets	5.28	5.75	5.03	4.18	3.81

Average interest-bearing deposits	3.33	3.22	2.97	2.73	2.49
Average total borrowings	4.29	4.19	4.01	4.01	3.70
Average interest-bearing liabilities	3.46	3.37	3.14	2.97	2.69

Interest rate spread	2.91	2.86	2.84	2.92	2.91
Net interest margin	3.74	3.71	3.62	3.65	3.60

EARNINGS PER SHARE	2006				2005
COMPUTATIONS:	IVQ	IIIQ	IIQ	IQ	IVQ
Net income	$1,207	$2,795	$2,904	$3,140	$2,919

Average common shares outstanding	24,384,369	24,556,236	24,466,250	24,466,250	24,466,250
Less: Unearned ESOP shares	(1,826,679)	(1,851,346)	(1,871,668)	(1,896,134)	(1,920,152)
Less: Unvested restricted stock	(730,208)	(210,082)	—	—	—

Weighted average common shares outstanding	21,827,482	22,494,808	22,594,582	22,570,116	22,546,098
Plus: Dilutive common shares equivalents	12,994	12,294	—	—	—

Weighted average dilutive shares outstanding	21,840,476	22,507,102	22,594,582	22,570,116	22,546,098

Number of antidilutive stock options excluded from the diluted earnings per share calculation	1,301,000	1,140,000	N.A.	N.A.	N.A.
Weighted average exercise price of anti-dilutive option shares	$17.63	$17.62	N.A.	N.A.	N.A.

Earnings per basic share	$0.06	$0.12	$0.13	$0.14	$0.13

Earnings per diluted share	$0.06	$0.12	$0.13	$0.14	$0.13

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

The Company utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense and the amortization of intangibles expense described above furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income for a period, adjusted to exclude these expenses, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income, adjusted to exclude these expenses, for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense and the amortization of intangibles expense described above furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2006 AND 2005	Three months ended December 31,		Year ended December 31,

	2006	2005	2006	2005
Core Operating Income:
Net Income	$1,207	$2,919	$10,046	$11,073
Adjustments:
Equity-based compensation and benefits	3,542	348	5,377	718
Amortization of core deposit intangible	489	405	1,873	1,634
Tax effect on adjustments assuming 39.745% tax rate	(1,602)	(299)	(2,882)	(935)

Core Operating Income	$3,636	$3,373	$14,414	$12,490

Return on assets (ratio of net income to average total assets) (1)	0.30%	0.74%	0.61%	0.70%
Core return on assets (ratio of core operating income to average total assets) (1)	0.90%	0.86%	0.88%	0.79%

Return on equity (ratio of net income to average equity) (1)	1.48%	3.58%	3.02%	5.18%
Core return on equity (ratio of core operating income to average equity) (1)	4.46%	4.13%	4.34%	5.85%

Core Noninterest Expenses:
Noninterest Expenses	$15,390	$11,510	$52,370	$44,206
Adjustments:
Equity-based compensation and benefits	(3,542)	(348)	(5,377)	(718)
Amortization of core deposit intangible	(489)	(405)	(1,873)	(1,634)

Core Noninterest Expenses	$11,359	$10,757	$45,120	$41,854

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	93.01%	71.54%	78.04%	73.58%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	68.65%	66.86%	67.24%	69.67%

FOR THE LATEST FIVE QUARTERS	2006				2005
	IVQ	IIIQ	IIQ	IQ	IVQ
Core Operating Income:
Net Income	$1,207	$2,795	$2,904	$3,140	$2,919
Adjustments:
Equity-based compensation and benefits	3,542	996	455	384	348
Amortization of core deposit intangible	489	496	495	393	405
Tax effect on adjustments assuming 39.745% tax rate	(1,602)	(593)	(378)	(309)	(299)

Core Operating Income	$3,636	$3,694	$3,476	$3,608	$3,373

Return on assets (ratio of net income to average total assets) (1)	0.30%	0.68%	0.69%	0.78%	0.74%
Core return on assets (ratio of core operating income to average total assets) (1)	0.90%	0.90%	0.82%	0.89%	0.86%

Return on equity (ratio of net income to average equity) (1)	1.48%	3.34%	3.43%	3.82%	3.58%
Core return on equity (ratio of core operating income to average equity) (1)	4.46%	4.41%	4.10%	4.39%	4.13%

Core Operating Expenses:
Noninterest Expenses	$15,390	$12,895	$12,457	$11,628	$11,510
Adjustments:
Equity-based compensation and benefits	(3,542)	(996)	(455)	(384)	(348)
Amortization of core deposit intangible	(489)	(496)	(495)	(393)	(405)

Core Noninterest Expenses	$11,359	$11,403	$11,507	$10,851	$10,757

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	93.01%	75.37%	73.68%	70.29%	71.54%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	68.65%	66.65%	68.06%	65.59%	66.86%

(1)	Annualized